Exhibit 10.1

LETTER OF CREDIT FACILITY CANCELLATION LETTER

To:	Barclays Bank PLC as Agent

From:	Tower Insurance Company of New York

CastlePoint Insurance Company

CastlePoint National Insurance Company

Hermitage Insurance Company

(together the “Companies”)

5 December 2013

Dear Sirs

LETTER OF CREDIT FACILITY AGREEMENT ENTERED INTO BETWEEN (1) TOWER INSURANCE COMPANY OF NEW YORK, (2) CASTLEPOINT INSURANCE COMPANY, (3) CASTLEPOINT NATIONAL INSURANCE COMPANY, (4) HERMITAGE INSURANCE COMPANY (5) BARCLAYS BANK PLC AND BANK OF MONTREAL, LONDON BRANCH AS ISSUING BANKS, AND (6) BARCLAYS BANK PLC AS AGENT AND SECURITY AGENT DATED 11 NOVEMBER 2011 AS AMENDED ON 12 MARCH 2012, 16 JULY 2012, 21 NOVEMBER 2012, AMENDED AND RESTATED ON 7 MARCH 2013 AND AMENDED ON 2 MAY 2013 AND 22 OCTOBER 2013 (THE “FACILITY AGREEMENT”)

We refer to the Facility Agreement. Terms defined in the Facility Agreement have the same meaning when used in this letter.

1.	VOLUNTARY CANCELLATION

The Company hereby gives irrevocable notice to the Agent of the voluntary cancellation of the entirety of the Facility, such cancellation to take effect as of 5 December 2013.

2.	CONSENT AND WAIVER OF NOTICE

By countersigning this letter, the Agent acknowledges the voluntary cancellation of the Facility.

3.	MISCELLANEOUS

3.1	This letter may be executed in counterparts all of which will, when read together, constitute one and the same document.

3.2	This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law and the parties submit to the jurisdiction of the English courts in the terms set out in clause 34 (Jurisdiction) of the Facility Agreement.

Yours faithfully

For and on behalf of
TOWER INSURANCE COMPANY OF NEW YORK

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing Vice President and Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of
CASTLEPOINT INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing Vice President and Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of
CASTLEPOINT NATIONAL INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing Vice President and Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of
HERMITAGE INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing Vice President and Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

We agree to the terms of this letter.

/s/ Juana Huwaidi
for and on behalf of
BARCLAYS BANK PLC
as Agent (acting on the instructions of the Issuing Banks)

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